SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 13, 1999.
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                                OMI Trust 1999-A
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               (Exact name of registrant as specified in charter)


       Pennsylvania                   333-31441           Application filed
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 (State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

      c/o Chase Manhattan Trust Co.
      Global Trust
      Attention:  Judy Wisniewskie
      One Liberty Place, Suite 5520
      1650 Market Street
      Philadelphia, Pennsylvania                             19103
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      (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (215) 988-1322
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         (Former name or former address, if changed since last report.)

                                OMI TRUST 1999-A

                                    FORM 8-K


ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

             Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

             Not Applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not Applicable.

ITEM 5.      OTHER EVENTS.

         OMI Trust 1999-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1999-A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 13, 1999. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 13, 1999.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1999-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


August 23, 1999                             ------------------------------------

                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS



                                                                                               Page of Sequentially
                                                                                                   Numbered Pages
                                                                                                   --------------
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 13, 1999................................................................
